Earnings Release | July 27, 2017

Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) About GWB 2 Company Snapshot Stock Performance Strong Earnings Growth and Efficiency Market Presence Stock Performance 06/30/16 - 06/30/17: • Price Range: $30.15-$45.62 • Avg. Close: $38.37 • 12-month Price Increase: 29.39% (1) Source: American Banker's Association (2) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. • Full-service regional bank focused on relationship-based business and agribusiness banking • 174 banking branches across 9 states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 03/31/17 (1) FY13 FY14 FY15 FY16 $96 $105 $109 $121 $10 $131 51% 50% 48% 50% FY16 YTD FY17 YTD $87 $107 $9 $96 $108 50% 46%

Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend (1) This is a non-GAAP measure. See appendix for reconciliation. • Loans outstanding increased by $94.4 million compared to March 31, 2017 ◦ Growth focused in the CRE and C&I segments, partially offset by continued Ag reductions • Net interest margin continued to expand compared to the March 2017 quarter as a result of increasing asset yields and a more favorable asset mix • Deposit balances declined during the quarter but have increased 4.1% FYTD • Fully diluted EPS of $0.59 for the quarter compared to $0.46 for 3QFY16, an increase of 28.3% • Attractive FYTD profitability metrics: 1.26% ROAA and 15.5% ROATCE(1) • Efficiency ratio(1) of 46.7% for the quarter compared to 58.8% for the same quarter of FY16 (elevated because of acquisition expenses) and 47.0% for the quarter ended March 31, 2017 • Net charge-offs of $4.3 million during the quarter represent 0.20% of average total loans on an annual basis, down from March 31, 2017 • Loans graded "Substandard" increased by 3.7% to $250.6 million and loans graded "Watch" decreased by 8.7% to $299.0 million compared to September 30, 2016 while nonaccrual loans decreased by 2.2%, each representing stability of key credit metrics • All regulatory capital ratios remain above minimums to be considered “well capitalized” • Strong capital generation supports a quarterly dividend of $0.20 per share ◦ Dividend payable August 23, 2017 to stockholders of record as of the close of business on August 11, 2017 3

Revenue

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) up 7.8% compared to 3QFY16 primarily driven by increased average loan balances
- NIM (FTE) up 2 basis points and adjusted NIM (FTE)[2] up 4 basis points on a sequential quarter basis
  - Expanding asset yields following four Fed rate hikes and more favorable asset mix
  - Cost of liabilities rising more slowly than asset yields
- Noninterest income, excluding the change in fair value of fair value options loans and the net gain (loss) on related derivatives, increased 10% compared to 3QFY16, primarily due to increases in wealth management fees and other income

Net Interest Income ($MM) and NIM



$93.6
$100.9
$269.5
$301.2
3.95%
4.00%
3.97%
3.95%
3.74%
3.87%
3.74%
3.80%
3QFY16
3QFY17
FY16 YTD
FY17 YTD
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) (2)

NIM Analysis



3.98%
0.02%
0.00%
0.00%
0.01%
0.03%
-0.04%
4.00%
2Q FY17
Cash Mix
Investment Rate
CD Mix
Loans, other Yield
Loans, SOP Yield
NOW-MMDA-Svgs Mix
3Q FY17

Noninterest Income[1]



Mortgage banking income, net, $1,828
Other, $1,522
Wealth management, $2,433
Service charges and other fees, $12,730

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(3.0) million for the quarter. Dollars in thousands.
(2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

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NYSE: GWB
GreatWesternBank.com

3QFY16 3QFY17 $49.0 $54.9 $61.2 58.8% 46.7% 3QFY16 4QFY16 1QFY17 2QFY17 3QFY17 $26 $34 $37 $37 $35 $35 $35 $8 $34 $1 $35 1.00% 1.19% 1.28% 1.26% 1.25% Earnings, Expenses & Provision 5 Highlights Provision for Loan Losses ($MM)Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. 2.0% increase in total noninterest expense sequentially • Net income increased 33.0% compared to 3QFY16 ◦ EPS of $0.59 per fully diluted share • Efficiency ratio(1) was 46.7%, down from 58.8% 3QFY16 (elevated due to acquisition expenses) and 47.0% for 2QFY17 • Provision for loan losses increased compared to the comparable periods in FY16 primarily driven by higher required specific reserves Noninterest expense Acquisition expense Efficiency Ratio (1) 3QFY16 3QFY17 $5.4 $5.8 Net Income Adjusted Net Income (1) ROAA FY16 YTD FY17 YTD $87 $107 $9 $96 $108 1.16% 1.26% FY16 YTD FY17 YTD $137.4 $160.6$150.3 $161.3 50.0% 46.3% FY16 YTD FY17 YTD $11.9 $16.9

Balance Sheet Overview 6 Balance Sheet Highlights Total Loans ($MM) Deposits ($MM) Capital (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. • Outstanding loans increased $94.4 million during the quarter, bringing FYTD loan growth to 1.3% ◦ Loan growth focused in CRE and C&I portfolio segments, partially offset by Ag outflows • Deposits declined $132.8 million, or 1.5%, during the quarter in line with management's expectation for seasonal and cyclical outflows, bringing FYTD growth to 4.1% • All key regulatory capital ratios increased compared to September 30, 2016 4.1% FYTD growth FY13 FY14 FY15 FY16 3QFY17 $6,363 $6,787 $7,325 $7,819 $8,792 $864 $8,6831.3% FYTD growth Total Loans Loans Acquired Total Deposits Deposits Acquired Cost of Deposits FY13 FY14 FY15 FY16 3QFY17 12.4% 11.8% 10.9% 11.1% 11.5% 13.8% 12.9% 12.1% 12.2% 12.6% 8.2% 8.2% 8.3% 8.5% 9.2% Tier 1 Capital Total Capital TCE / TA (1) FY13 FY14 FY15 FY16 3QFY17 $6,948 $7,052 $7,387 $7,742 $8,959 $863 $8,605 0.48% 0.36% 0.32% 0.32% 0.42%

FY13 FY14 FY15 FY16 3QFY17 $219 $288 $310 $328 $299 $139 $358 $126 $414 $184 $494 $242 $570 $251 $550 5.6% 6.1% 6.7% 6.6% 6.3% Asset Quality 7 Highlights Net Charge-offs / Average Total Loans Sound Credit QualityWatch & Substandard Loans ($MM) “Watch” and “Substandard” loans declined as a percentage of total loans Watch Loans Substandard Loans % of Total Loans FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.12% 0.27% FY12 FY13 FY14 FY15 FY16 3QFY17 2.76% 2.03% 1.16% 0.93% 1.46% 1.41% 42.4% 43.3% 60.2% 83.8% 51.1% 51.9% NALs / Total Loans Reserves / NALs • Ratio of ALLL / total loans was 0.73% at June 30, 2017, consistent with 0.72% at March 31, 2017 ◦ Comprehensive Credit-Related Coverage is 1.19%(1), inclusive of acquired loan marks and credit adjustment on loans at fair value • Nonaccrual loans decreased by $4.0 million, loans graded “Watch” decreased $25.5 million and loans graded “Substandard” decreased $13.1 million during the quarter ◦ These metrics have remained stable through the year ◦ No significant deterioration of Ag loans occurred during the quarter and corn and soybean prices are gradually increasing (1) Comprehensive Credit-Related Coverage is a non-GAAP measure.

Proven Business Strategy 8 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” "views," “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment, beyond fiscal year 2016 are not historical facts and are forward-looking. Accordingly, the forward- looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, including those related to the recently-completed acquisition of HF Financial Corp., that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, and other periodic filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended June 30, 2016, December 31, 2016, and March 31, 2017. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated July 27, 2017 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on July 27, 2017. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 9

Appendix 1 Non-GAAP Measures

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2017	June 30, 2016	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Adjusted net income and adjusted earnings per common share:							
Net income - GAAP	$ 107,125	$ 87,495	$ 35,060	$ 35,162	$ 36,903	$ 33,758	$ 26,360
Add: Acquisition expenses	710	12,950	—	—	710	2,742	12,179
Add: Tax effect at 38%	(270)	(4,921)	—	—	(270)	(1,042)	(4,628)
Adjusted net income	$ 107,565	$ 95,524	$ 35,060	$ 35,162	$ 37,343	$ 35,458	$ 33,911
Weighted average diluted common shares outstanding	59,065,402	55,993,011	59,130,632	59,073,669	58,991,905	58,938,367	57,176,705
Earnings per common share - diluted	$ 1.81	$ 1.56	$ 0.59	$ 0.60	$ 0.63	$ 0.57	$ 0.46
Adjusted earnings per common share - diluted	$ 1.82	$ 1.71	$ 0.59	$ 0.60	$ 0.63	$ 0.60	$ 0.59
Tangible net income and return on average tangible common equity:							
Net income - GAAP	$ 107,125	$ 87,495	$ 35,060	$ 35,162	$ 36,903	$ 33,758	$ 26,360
Add: Amortization of intangible assets	1,927	2,239	538	550	839	1,024	822
Add: Tax on amortization of intangible assets	(264)	(660)	(50)	(50)	(163)	(220)	(220)
Tangible net income	$ 108,788	$ 89,074	$ 35,548	$ 35,662	$ 37,579	$ 34,562	$ 26,962
Average common equity	$ 1,689,491	$ 1,506,740	$ 1,715,460	$ 1,686,770	$ 1,666,243	$ 1,647,155	$ 1,567,372
Less: Average goodwill and other intangible assets	749,667	712,049	749,074	749,638	750,290	750,756	727,707
Average tangible common equity	$ 939,824	$ 794,691	$ 966,386	$ 937,132	$ 915,953	$ 896,399	$ 839,665
Return on average common equity *	8.5%	7.8%	8.2%	8.5%	8.8%	8.2%	6.8%
Return on average tangible common equity **	15.5%	15.0%	14.8%	15.4%	16.3%	15.3%	12.9%

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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NYSE: GWB

GreatWesternBank.com

Great Western Bancorp, Inc.

Non-GAAP Measures

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2017	June 30, 2016	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):							
Net interest income - GAAP	$ 294,772	$ 263,947	$ 98,730	$ 97,399	$ 98,642	$ 98,227	$ 91,652
Add: Tax equivalent adjustment	6,477	5,522	2,154	2,182	2,142	2,012	1,905
Net interest income (FTE)	301,249	269,469	100,884	99,581	100,784	100,239	93,557
Add: Current realized derivative gain (loss)	(11,681)	(15,832)	(3,320)	(3,875)	(4,486)	(4,895)	(5,005)
Adjusted net interest income (FTE)	$ 289,568	$ 253,637	$ 97,564	$ 95,706	$ 96,298	$ 95,344	$ 88,552
Average interest-earning assets	$ 10,185,187	$ 9,061,896	$ 10,124,404	$ 10,144,875	$ 10,286,284	$ 10,173,743	$ 9,528,576
Net interest margin (FTE) *	3.95%	3.97%	4.00%	3.98%	3.89%	3.92%	3.95%
Adjusted net interest margin (FTE) **	3.80%	3.74%	3.87%	3.83%	3.71%	3.73%	3.74%

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

	June 30, 2017	June 30, 2016	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:							
Interest income - GAAP	$ 298,731	$ 263,930	$ 100,566	$ 98,825	$ 99,339	$ 99,058	$ 91,829
Add: Tax equivalent adjustment	6,477	5,522	2,154	2,182	2,142	2,012	1,905
Interest income (FTE)	305,208	269,452	102,720	101,007	101,481	101,070	93,734
Add: Current realized derivative gain (loss)	(11,681)	(15,832)	(3,320)	(3,875)	(4,486)	(4,895)	(5,005)
Adjusted interest income (FTE)	$ 293,527	$ 253,620	$ 99,400	$ 97,132	$ 96,995	$ 96,175	$ 88,729
Average non ASC 310-30 loans	$ 8,532,650	$ 7,489,534	$ 8,550,349	$ 8,531,652	$ 8,515,947	$ 8,477,214	$ 7,903,860
Yield (FTE) *	4.78%	4.81%	4.82%	4.80%	4.73%	4.74%	4.77%
Adjusted yield (FTE) **	4.60%	4.52%	4.66%	4.62%	4.52%	4.51%	4.52%

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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NYSE: GWB

GreatWesternBank.com

Non-GAAP Measures

Great Western Bancorp, Inc.

	At or for the nine months ended:		At or for the three months ended:				
	June 30, 2017	June 30, 2016	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Efficiency ratio:							
Total revenue - GAAP	$ 337,998	$ 290,686	$ 114,215	$ 111,233	$ 112,549	$ 114,025	$ 100,749
Add: Tax equivalent adjustment	6,477	5,522	2,154	2,182	2,142	2,012	1,905
Total revenue (FTE)	$ 344,475	$ 296,208	$ 116,369	$ 113,415	$ 114,691	$ 116,037	$ 102,654
Noninterest expense	$ 161,312	$ 150,297	$ 54,922	$ 53,852	$ 52,537	$ 57,342	$ 61,222
Less: Amortization of intangible assets	1,927	2,239	538	550	839	1,024	822
Tangible noninterest expense	$ 159,385	$ 148,058	$ 54,384	$ 53,302	$ 51,698	$ 56,318	$ 60,400
Efficiency ratio *	46.3%	50.0%	46.7%	47.0%	45.1%	48.5%	58.8%
Tangible common equity and tangible common equity to tangible assets:							
Total stockholders' equity	$ 1,732,983	$ 1,640,511	$ 1,732,983	$ 1,706,861	$ 1,678,638	$ 1,663,391	$ 1,640,511
Less: Goodwill and other intangible assets	748,828	751,217	748,828	749,366	749,916	750,755	751,217
Tangible common equity	$ 984,155	$ 889,294	$ 984,155	$ 957,495	$ 928,722	$ 912,636	$ 889,294
Total assets	$ 11,466,184	$ 11,453,222	$ 11,466,184	$ 11,356,841	$ 11,422,617	$ 11,531,180	$ 11,453,222
Less: Goodwill and other intangible assets	748,828	751,217	748,828	749,366	749,916	750,755	751,217
Tangible assets	$ 10,717,356	$ 10,702,005	$ 10,717,356	$ 10,607,475	$ 10,672,701	$ 10,780,425	$ 10,702,005
Tangible common equity to tangible assets	9.2%	8.3%	9.2%	9.0%	8.7%	8.5%	8.3%
Tangible book value per share:							
Total stockholders' equity	$ 1,732,983	$ 1,640,511	$ 1,732,983	$ 1,706,861	$ 1,678,638	$ 1,663,391	$ 1,640,511
Less: Goodwill and other intangible assets	748,828	751,217	748,828	749,366	749,916	750,755	751,217
Tangible common equity	$ 984,155	$ 889,294	$ 984,155	$ 957,495	$ 928,722	$ 912,636	$ 889,294
Common shares outstanding	58,761,597	58,693,499	58,761,597	58,760,517	58,755,989	58,693,304	58,693,499
Book value per share - GAAP	$ 29.49	$ 27.95	$ 29.49	$ 29.05	$ 28.57	$ 28.34	$ 27.95
Tangible book value per share	$ 16.75	$ 15.15	$ 16.75	$ 16.29	$ 15.81	$ 15.55	$ 15.15

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

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NYSE: GWB

GreatWesternBank.com

GWB Legacy - Loans at Amortized Cost GWB Legacy - Loans at Fair Value HF Financial Corp. Acquired Loans Other Acquired Loans Total ALLL $ 60,888 $ — $ 865 $ 2,461 $ 64,214 Remaining Loan Discount $ — $ — $ 20,909 $ 12,227 $ 33,136 Fair Value Adjustment (Credit) $ — $ 7,378 $ — $ — $ 7,378 Total ALLL / Discount / FV Adj. $ 60,888 $ 7,378 $ 21,774 $ 14,688 $ 104,728 Total Loans $ 6,868,753 $ 1,049,548 $ 700,682 $ 172,869 $ 8,791,852 ALLL / Total Loans 0.89% —% 0.12% 1.42% 0.73% Discount / Total Loans —% —% 2.98% 7.07% 0.38% FV Adj. / Total Loans —% 0.70% —% —% 0.08% Total Coverage / Total Loans (1) 0.89% 0.70% 3.10% 8.49% 1.19% Comprehensive Credit-Related Coverage ($MM) (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage.

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives Overview Summary • For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank (“GWB”) has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties • Total size of the portfolio was $1.05 billion at June 30, 2017 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures to provide more clarity on the underlying economics Income Statement Line Item: Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates $ 5,768 $ (5,768) $ — (1) Increase (decrease) in FV related to credit $ 292 $ — $ 292 (2) Current period realized cost of derivatives $ — $ (3,320) $ (3,320) (3) Subtotal, loans at FV and related derivatives $ 6,060 $ (9,088) $ (3,028) (4) (1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. (2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. (3) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. (4) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures. 16